UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: MAY 31

Date of reporting period: JUNE 1, 2012 – MAY 31, 2013

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG Funds

May 31, 2013

Essex Small/Micro Cap Growth Fund

Investor Class: MBRSX

Essex Small/Micro Cap Growth Fund

Annual Report—May 31, 2013

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	3

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	10

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	11
Balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	12
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	13
Detail of changes in assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	14
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	15
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

TRUSTEES AND OFFICERS	21

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (“MIG”) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of Funds managed by a collection of Affiliated Managers Group’s (“AMG”) affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. In connection with AMG’s investment in Yacktman Asset Management (“Yacktman”), MIG partnered with Yacktman in reorganizing the Yacktman Focused Fund and the Yacktman Fund into the Managers AMG Funds. The addition of the Yacktman Funds to our platform brought our total assets under management to over $31 billion at the end of May 2013.

Additionally, in an effort to better meet our shareholders’ needs as well as bring consistency across our Funds, we restructured our share class offerings across many of our Funds, which included discontinuing certain share classes with sales charges (commonly called sales loads). As a result, many of our Funds now offer three No Load share classes – Investor, Service, and Institutional Share Classes. We believe this simplified structure makes it easier for our clients, as well as Financial Advisors, to select the appropriate share class to match their needs.

During the past year, we also executed on several other changes to certain Funds, which included reducing the minimum initial investment required to purchase Institutional Class shares, as well as reducing expense ratios on several Funds to ensure that our offerings remain competitive and affordable for our clients.

Risky assets have had a strong start in 2013, with U.S. equity markets surpassing all-time highs. Ongoing global monetary easing, a low-yield environment, and healthy U.S. economic growth are supporting investor appetite for risk assets. Despite improving investor sentiment, risks remain, including uncertainty surrounding the Fed’s eventual exit from its ultra-accommodative monetary policy, ongoing fiscal headwinds in the U.S. and slower growth in Emerging Markets. Nevertheless, we are optimistic about the prospects for the upcoming year and we are confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

The Managers Funds

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2013	Expense Ratio for the Period	Beginning Account Value 12/01/12	Ending Account Value 05/31/13	Expenses Paid During the Period*
Essex Small/Micro Cap Growth Fund

Investor Class**

Based on Actual Fund Return	1.49%	$1,000	$1,236	$8.28

Hypothetical (5% return before expenses)	1.49%	$1,000	$1,018	$7.48

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.
**	Effective December 1, 2012, all Class A shares were renamed Investor Class shares and Class C shares converted to Investor Class shares.

2

Essex Small/Micro Cap Growth Fund

Investment Manager’s Comments

For the fiscal year ended May 31, 2013, the Essex Small/Micro Cap Growth Fund (the “Fund”) returned 32.17%, outperforming the Russell 2000® Growth Index, which returned 30.86%.

Portfolio/Sector Commentary

Equity markets climbed a wall of worry over the past twelve months as investors came to grips with multiple concerns. Although potential risks, in the form of government deadlock, the continuing issues in Europe, sluggish increases in employment and slowing growth in developing countries, continue, the market responded favorably as none of the worst fears came to fruition. In fact, the mantle of growth may be transitioning from the developing countries to the developed world as the U.S. returns to slow, but sustainable growth, the recessions in Europe moderate and even Japan re-embarks on a period of growth. As investor attention shifted from the risks of the past few years to the opportunities presented by a world that was healing itself, the favorable valuations available in the equity markets stood out. Furthermore, as optimism about the future began to take hold, we saw equity correlations diminish significantly from their elevated rates of the past several years and stock picking once more rose to the forefront. We have begun to see valuations expand in this new, improved environment for active management, which may herald the beginnings of the shift of assets back into equities.

For the full year period, our returns exceeded the benchmark. Returns were led by consumer discretionary, producer durables and materials and processing, but all industries had positive returns over the period and only energy lagged the benchmark significantly. We added value over the period through our stock selection across a wide spectrum of industries. Our stock selection strength was partially offset by continued weak relative performance in the technology sector. Hardware and capital spending related areas within technology underperformed as investors were concerned about sluggish PC sales and disappointing telecommunications spending and our holdings in that area were not immune. Late in the period, however, we have seen strong indications that the delayed spending on LTE and 4G networks is beginning to occur as a number of our companies positively preannounced earnings results. We have continued to sharpen our focus in hardware to those companies that are gaining market share and exceeding investor expectations.

Although recent market performance has become more volatile with concerns about the pace and timing on the inevitable Fed tapering, we see several reasons to believe that investing opportunities remain attractive. First, there are convincing signs of a resurgence in U.S. manufacturing activity, with narrowing price differentials with emerging economies and low natural gas prices providing a key competitive advantage for U.S. based companies. The secular shift to more technologically advanced drilling techniques has also unleashed powerful forces in the domestic economy: rising domestic oil supplies make energy independence a more realistic goal, and low natural gas prices are sparking an industrial renaissance in gas-fired power, natural gas transportation and liquidified natural gas (“LNG”). Aside from the industrial sectors, we see other encouraging trends. We have seen the bottom in U.S. housing and it is starting to contribute positively to economic and employment growth. We see continued growth in cloud computing, ecommerce and health care information systems as technology is used to drive increased productivity across many industries. Finally, consumer confidence has improved, and lower energy prices are beneficial to consumer budgets. Moreover, we see ample opportunities for investment in this environment and expect that our investment process will continue to identify companies we believe exhibit dynamic growth potential.

Consumer Discretionary: Consumer discretionary outperformed the benchmark during the period, with notable strength in the latter half of the period fueled by renewed consumer confidence and optimism on spending trends. We posted solid outperformance in the sector, as our selective positioning and new additions to the portfolio have led to ownership of many compelling growth stories in the consumer sector. New addition Big 5 Sporting Goods Corp. more than doubled as investors recognized both the internal improvements that they made in merchandising as well as the lift that same store sales got from the improving economic conditions in their primary state, California. Another new addition, Valuevision Media, Inc., Class A continued to attract increased investor attention as well as their management team executed on their plans to broaden their merchandise assortments, reduce cable and satellite fees and improve profitability. These strong gains in retail were partially offset by weakness in apparel chains Citi Trends, Inc. (“Citi Trends”) and Aeropostale, Inc. Apparel remains a challenging area overall within retail as competition remains fierce. We sold our position in Citi Trends, down 19% during the period, as we lost confidence in management’s turnaround efforts, but we believe that the management of Aeropostale is on the right track with their moves away from basics into fashion merchandise. In restaurants, we benefitted from the addition of Krispy Kreme Doughnuts, Inc. (“Krispy Kreme”) to the Portfolio. Krispy Kreme stock performed well as results have come in well ahead of expectations, driven by an increased focus on beverages, increased store traffic and improved execution.

Materials: Materials was our highest return sector for the 12 month period. Despite our underweight position, our returns significantly outpaced the benchmark return, with over a 59% return compared to the sector’s market leading 38% return. This strong return was concentrated in the first half of the year however, as investors worried about slowing commodity demand from emerging countries and gold underwent a correction. Within these disparate results, companies with exposure to an improving construction market performed well, while those more directly levered to commodity prices lagged the sector’s overall return. Thus, our selective positioning in the sector was a significant driver of returns during the period, with our exposure to building materials posting notable gains. For example, Headwaters, Inc. more than doubled during the year as their construction related businesses showed improving fundamentals and management continued their program of strengthening their balance sheet. Specialty chemicals company, Aceto Corp, was recognized by the market during this period as their strong generic drug business gained investor attention. These gains were partially offset by weakness in Globe Specialty Metals, Inc., (“Globe”) down 20%, which is undergoing labor issues at their Canadian plant. We expect that these contract issues will be

3

Essex Small/Micro Cap Growth Fund

Investment Manager’s Comments (continued)

resolved and that Globe will see growth from their exposure to the re-accelerating solar area.

Health Care: The health care sector performed generally in line with the overall market during the year and our overweight position provided a nice tailwind to returns. We benefited from our overweight position, as well as favorable stock selection in the sector. For the period, significant outperformance was generated in pharmaceuticals and life sciences, with holdings in BioScrip, Inc. (“BioScrip”) and TearLab Corp. (“TearLab”) most beneficial to returns. BioScrip appreciated as new management realigned the company. Following the strategic sale of its specialty pharmacy business, the remaining assets of Bioscrip address a much more attractive opportunity with their primary focus on the infusion pharmacies, a very fragmented space. Bioscrip is well positioned to be a consolidator in the space. TearLab was also a very strong performer over the last fiscal year. Tearlab offers the first point of care instrument that can quantitatively measure and diagnose Dry Eye Disease. The company has projected their market opportunity to be close to $2 billion dollars. While revenues are still very small, the company has been gaining a tremendous amount of attention. Within equipment and services, Surmodics, Inc. (“Surmodics”) and Conceptus, Inc. (“Conceptus”) aided returns. Surmodics is a provider of surface modification and drug delivery technologies to the health care industry. Under new leadership, Surmodics began their year with a very solid balance sheet after selling their pharmaceuticals business. In the fall of 2012, Surmodics purchased almost 3 million shares in a Dutch Tender Offer, or 16.5% of shares outstanding. In addition, the fundamentals of the business performed very well. Conceptus, the developer of the Essure procedure, the leading non-surgical permanent birth control method, was a strong contributor over the year. Conceptus was acquired by Bayer in 2013. We sold our position following the takeover announcement. Partially offsetting these gains, Orasure Technologies, Inc. (“Orasure”) and Syneron Medical, Ltd. (“Syneron”) were notable detractors. Orasure is a point of care diagnostic test manufacturer that specializes in the development of rapid tests utilizing oral fluid and blood as the detection medium. They launched an OTC HIV product this year, but the initial results were very disappointing and the stock was down 48%. We sold our complete position following their inability to capitalize on their product development. Syneron, a medical aesthetics company, unexpectantly announced that the CEO was leaving the company and was being replaced by the current Chairman and co-founder. Following the announcement and a not stellar quarter, the stock gave back 36% of its upside from the first quarter of 2013. We continue to expect very strong EPS growth this year and are maintaining our position.

Producer Durables: Performance for producer durables was strong as the bottoming of several leading economic indicators pointed to a healthier environment for cyclical companies and increased confidence in the macro recovery boosted Industrials shares. We meaningfully outperformed the benchmark for the full year, adding significant value with exposure to compelling secular growth trends. Commercial and professional services were an area of strength, with particularly robust returns from On Assignment, Inc. The professional staffing company reported fundamental results that materially exceeded Wall Street expectations, benefiting from a recovery in health care staffing and successful execution in the company’s targeted growth areas. New addition Barrett Business Services, Inc., (“Barrett”) a professional employer organization, benefitted as the company was more widely discovered by investors. Barrett provides Human Resource Outsourcing, recruiting and staffing services and has been consistently growing at greater than 30% with recent growth above 35%. This accelerating revenue growth has been rewarded with over 80% appreciation since we bought the stock this year. Selection in capital goods was more mixed, with strong gains in transportation machinery offset by weaker returns from transportation services firms and selected environmental markets. Positive contributors in transportation machinery included rail car supplier, Greenbrier Cos., Inc. and truck body supplier, Wabash National Corp. (“Wabash”). Both of these companies demonstrated a strong rebound from their weak performance last fiscal year and the strong transportation volumes that we anticipated were realized. We sold our position in Wabash late in the period as the stock approached fair value. Results in the services side were disappointing with weakness both in Hawaiian Holdings, Inc. and Tsakos Energy Navigation, Ltd. (“Tsakos”). We sold our position in Hawaiian Holdings as competition increased on their route structure but have maintained our position in Tsakos. Tsakos is seeing stabilization in their day rates on their product and crude tankers and are expanding their fleet of LNG tankers. We are enthusiastic about the secular growth trends in LNG and natural gas transportation, and have exposure not only with Tsakos but also via ownership of Chart Industries, Inc. and Westport Innovations, Inc. LNG has become an important growth industry, as worldwide differentials in gas prices are leading to a substantial build out of LNG facilities, while low domestic natural gas prices are motivating investment in natural gas fueling infrastructure. Our process identified these companies relatively early in their growth trajectory, and returns have benefited as investors became more bullish on the LNG and natural gas fueling end markets. We also saw strong performance through our holding in PowerSecure International, Inc. (“PowerSecure”) with appreciation over 200% for the period after the stock had been neglected for the previous few years. PowerSecure has opportunities both in distributed generation and in energy efficient lighting solutions and has been growing both its backlog and revenues strongly since 2011. However, stock price performance lagged until mid-year calendar 2012 as the company’s growth prospects were not widely known or understood. We were patient with our holding during this period of underperformance, but added to our position as the company began to get recognized by the market.

Energy: Energy returns varied dramatically over the period, as the shares traded with swings in commodity prices and macroeconomic concerns. Over the entire 12 month period, the sector was the most notable laggard in the market. Our underweight stance in energy was thus validated over the period. However, our exploration and production (“E&P”) and oil services holdings were not immune to weak investor sentiment, particularly for North America focused names, and returns for Pioneer Energy Services Corp., TETRA Technologies, Inc., (“TETRA”) Dawson Geophysical Co., (“Dawson”) and Abraxas Petroleum Corp. (“Abraxas”) were mixed. Dawson’s performance rebounded from last year’s disappointing results as seismic activity remained stronger than the market expected. Dawson was up 58% for the period. New holding TETRA, up 37%, is benefitting from new management who is focused on

4

Essex Small/Micro Cap Growth Fund

Investment Manager’s Comments (continued)

improving capital efficiency and shareholder returns. Abraxas was down 25% and we sold it during the period. Looking ahead for energy stocks, while we recognize the risks to commodity prices from increasing domestic oil supplies, we are focused on firms that will benefit from the more challenging technology needs of the shale plays and those that are focusing on returning capital to shareholders. We remain selective in our direct exposure to energy service and E&P companies, but are optimistic that the new North American supplies can be a game changer for the U.S. manufacturing sector. Meanwhile, the persistently low natural gas price is also creating distinct opportunities for growth investments in other sectors, with profound implications for industrial growth and manufacturing activity, as well as secular growth in natural gas fueling and LNG.

Financials: Financials outperformed modestly over the year, as investors gained confidence that the financial crisis and its lingering effects on the banking sector might finally be in the past. We outperformed the benchmark in most areas within financials with particular strength in our names related to the housing rebound. Our overweight position in insurance also helped returns, as investors recognized the improving fundamental in this area. We had strong stock selection within insurance with CNO Financial Group, Inc. the most notable contributor. eHealth, Inc. (“eHealth”) provides an internet-based insurance agency service for individuals, families and small businesses. The eHealth website enables consumers to research, analyze, compare, and purchase health insurance products from health insurance carriers across the nation. eHealth stands to benefit from health care reform legislation, as more insureds enter the marketplace. We still see signs of core pricing improvement in the industry, and retain exposure to the group as a hedge against rising interest rates. Within the housing related area, both Stewart Information Services Corp. (“Stewart Information Services”) and Market Leader, Inc. (“Market Leader”) had strong results. Stewart Information Services provides title insurance as well as other real estate related services. Following several years of inconsistent performance, Stewart Information Services, led by a new CEO, entered the early stages of a turnaround evidenced by an almost 300 basis point improvement in the title pretax margin. The title stocks in general performed well as they represented a solid way to play the ongoing real estate recovery. The stock performed extraordinarily well (relative to the overall market as well as the other title stocks) as operations improved and the relatively unknown stock gained investor attention. Market Leader provides subscription software and advertising products to real estate professionals. The stock was a very strong performer as it was beginning to get recognized. Trulia announced they were acquiring the company for a sizable premium. We exited our position following this announcement.

Technology: Technology underperformed in the period and the Portfolio was not immune from investor concerns on capital spending trends, PC sales and technology stocks’ multiple compression. Our stock selection in technology suffered from our exposure to telecom equipment and selected other hardware oriented companies offset by very strong performance from our cloud based names. OCZ Technology Group, Inc., (“ OCZ”) a manufacturer of solid state drives, was our weakest holding with a return of -69%. We sold the stock early in the period after they significantly reduced guidance. Although OCZ was not a successful holding for us, the company has continued to disappoint since we sold the stock. Logitech International was also a disappointing holding for us with a return of -27%. Despite their transition towards mobility products, the weakness in the PC market was much worse than expected. Additionally, Windows 8 did not help drive new peripheral sales as we had expected. Sales continued to disappoint and we moved on. We struggled with our semiconductor holdings, GSI Technology, Inc. (“GSI “) (-5%), Mindspeed Technologies, Inc. (“Mindspeed”) (-25%), PMC-Sierra, Inc. (-16%) and Silicon Image, Inc. (-11%) as the anticipated cyclical upturn on semiconductor demand was slow to materialize. Near the end of the period, we have started to see evidence that semiconductor sales are returning to normal and we are optimistic that our remaining holdings, GSI and Mindspeed will benefit from this upturn. We also saw weakness in our long term outperformer, Acacia Research Corp. as the patent acquisition business has come under government scrutiny. We sold our position near the end of this period and realized a -32% return during the period as we do not want to fight the controversy. Offsetting these weak positions, we significant positive moves in our software names, in particular Interactive Intelligence Group, Inc., Computer Task Group, Inc., and PROS Holdings, Inc. These companies are showing strong order bookings and earnings results as they participate in high growth areas of technology. New holding Alliance Fiber Optic Products, Inc. also benefitted returns as they issued positive guidance two quarters in a row. Growth is accelerating and margins are improving as the company focuses on operational excellence within a cyclical upturn in their customers’ spending patterns. This holding is an example of how we have proactively repositioned our technology holdings in response to our disappointing performance. Looking ahead, we continue to focus on growth opportunities in health care IT, internet, software, big data and ecommerce.

OUTLOOK

Wall Street observers often comment that a healthy bull market needs to “climb a wall of worry,” and we expect this to continue to play out as global markets continue to recover from the financial crisis. The outlook for Europe remains uncertain and investors must still process continued debt overhangs, slowing growth in China’s export-driven economy, and a fragile rebound in the U.S. that still is not clearly self-sustaining. In addition, the market needs to adjust to the eventual ending of QE3. Yet, recent economic data in the U.S. remains encouraging; small business hiring has continued, and the impact of the sequester has been less than expected. Although investors continue to worry about the pace of recovery, macroeconomic indicators continue to point to measured improvement. We expect this modest recovery to further take hold in 2013, with a possible return to more normalized GDP growth as financials firm and cyclicals gain a more solid footing. In addition, aside from the inherent E.U. risks, consumer debts continue to be paid down, China’s growth rate is still healthy, Japan appears to be improving and U.S. manufacturing has gained a competitive advantage from low energy input costs. We believe that investors remain underinvested in equities and that opportunity exists as investors’ worries about macroeconomic growth are met with the global recovery’s continued resilience.

This commentary reflects the viewpoints of the Essex Investment Management Company as of May 31, 2013 and is not intended as a forecast or guarantee of future results.

5

Essex Small/Micro Cap Growth Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Investor Class (formerly Class A shares as of the Fund, which was renamed Investor Class shares as of December 1, 2012) on May 31, 2003 to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Essex Small/Micro Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended May 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Essex Small/Micro Cap Growth Fund[2,3,4,5]
Investor Class	32.17%	3.29%	9.44%
Russell 2000® Growth Index[6]	30.86%	7.69%	9.90%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2013. All returns are in U.S. dollars ($).

[2]      From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]     The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]      The performance information for the Fund’s Investor Class shares (formerly Class A shares, which were renamed Investor Class shares as of December 1, 2012) for periods prior to December 1, 2012 does not reflect the impact of the front-end and deferred sales charges (loads) that were in effect until December 1, 2012. Additionally, the Fund’s Class C shares converted to Investor Class shares.

[5]     The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[6]     The Russell 2000® Growth Index measures the performance of the Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Essex Small/Micro Cap Growth Fund

Fund Snapshots

May 31, 2013

Portfolio Breakdown (unaudited)

Industry	Essex Small/Micro Cap Growth Fund**	Russell 2000® Growth Index
Health Care	27.7%	20.9%
Information Technology	21.1%	21.1%
Industrials	15.9%	17.9%
Consumer Discretionary	13.0%	16.3%
Financials	10.5%	7.8%
Energy	5.6%	5.4%
Materials	2.7%	4.8%
Consumer Staples	2.2%	4.7%
Telecommunication Services	0.9%	0.8%
Utilities	0.0%	0.3%
Other Assets and Liabilities	0.4%	0.0%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Valuevision Media, Inc., Class A	2.2%
CNO Financial Group, Inc.*	1.8
Pacific Sunwear of California, Inc.	1.7
TETRA Technologies, Inc.	1.7
Old Republic International Corp.	1.6
PowerSecure International, Inc.	1.6
Streamline Health Solutions, Inc.	1.6
Alliance Fiber Optic Products, Inc.	1.5
Stewart Information Services Corp.*	1.5
Dawson Geophysical Co.	1.4

Top Ten as a Group	16.6%

*	Top Ten Holding at November 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments

May 31, 2013

	Shares	Value
Common Stocks - 99.6%
Consumer Discretionary - 13.0%
Aeropostale, Inc.*	7,424	$108,465
Big 5 Sporting Goods Corp.	12,032	240,760
Gentherm, Inc.*	14,515	267,366
Hooker Furniture Corp.	15,774	276,045
Imax Corp.*,1	10,713	277,574
Jamba, Inc.*	107,549	321,572
Krispy Kreme Doughnuts, Inc.*	17,066	295,583
LeapFrog Enterprises, Inc.*,1	24,009	229,766
Live Nation Entertainment, Inc.*	23,682	322,312
Pacific Sunwear of California, Inc.*	134,677	443,087
Valuevision Media, Inc., Class A*	113,654	573,953
Total Consumer Discretionary		3,356,483
Consumer Staples - 2.2%
G. Willi-Food International, Ltd.*	36,132	246,782
Hain Celestial Group, Inc., The*,1	3,586	238,899
IGI Laboratories, Inc.*	65,252	96,573
Total Consumer Staples		582,254
Energy - 5.6%
Dawson Geophysical Co.*	10,509	377,378
Matador Resources Co.*	28,935	288,771
Pioneer Energy Services Corp.*	23,318	162,760
TETRA Technologies, Inc.*	41,748	434,597
Tsakos Energy Navigation, Ltd.	37,107	180,340
Total Energy		1,443,846
Financials - 10.5%
CNO Financial Group, Inc.	37,020	456,827
Crawford & Co., Class B	32,159	218,681
eHealth, Inc.*	9,912	244,033
Evercore Partners, Inc., Class A	6,733	267,435
Investment Technology Group, Inc.*	24,089	332,669
Meadowbrook Insurance Group, Inc.	33,465	268,389
Old Republic International Corp.	31,061	422,740
Stewart Information Services Corp.	13,723	379,990
ZipRealty, Inc.*	39,940	113,829
Total Financials		2,704,593
Health Care - 27.7%
Abaxis, Inc.	5,593	246,148
Affymetrix, Inc.*	63,816	239,310
Akorn, Inc.*	19,006	276,157
Alphatec Holdings, Inc.*	116,091	226,377
Analogic Corp.	3,072	244,193
AtriCure, Inc.*	28,866	261,237

	Shares	Value
BioScrip, Inc.*	23,374	$326,769
Cardiovascular Systems, Inc.*	14,094	289,632
Cutera, Inc.*	19,267	181,303
Derma Sciences, Inc.*,1	24,369	325,082
Dyax Corp.*	89,053	279,626
ExamWorks Group, Inc.*,1	16,951	316,306
HealthStream, Inc.*	13,886	371,867
Heska Corp.	12,116	90,870
ICON PLC*	9,195	315,756
Iridex Corp.*	41,328	247,141
Ligand Pharmaceuticals, Inc., Class B*	11,026	329,788
NeoGenomics, Inc.*	61,326	218,321
Novadaq Technologies, Inc.*	18,713	253,748
Omnicell, Inc.*	14,424	261,507
Repligen Corp.*	35,674	295,381
Sequenom, Inc.*,1	45,058	186,540
Streamline Health Solutions, Inc.*	59,348	400,599
Syneron Medical, Ltd.*	24,977	222,295
TearLab Corp.*	30,346	319,240
Trinity Biotech PLC, Sponsored ADR	10,505	184,153
ViroPharma, Inc.*	9,401	258,528
Total Health Care		7,167,874
Industrials - 15.9%
Aceto Corp.	26,532	337,752
Advisory Board Co., The*	4,330	228,667
Barrett Business Services, Inc.	4,916	286,750
Ceco Environmental Corp.	13,539	163,416
Chart Industries, Inc.*	3,424	333,087
FuelCell Energy, Inc.*	176,095	223,641
Greenbrier Cos., Inc.*	12,536	293,969
Manitex International, Inc.*	32,646	354,209
On Assignment, Inc.*	12,601	328,130
PowerSecure International, Inc.*	30,231	407,514
Primoris Services Corp.	11,701	249,348
Rush Enterprises, Inc., Class A*	10,354	266,098
Twin Disc, Inc.	9,302	231,899
WageWorks, Inc.*	6,727	194,881
Westport Innovations, Inc.*	6,820	206,714
Total Industrials		4,106,075
Information Technology - 21.1%
Agilysys, Inc.*	21,769	249,473
Alliance Fiber Optic Products, Inc.	19,012	398,301
AOL, Inc.*	7,693	266,639
Aviat Networks, Inc.*	89,711	237,734

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 21.1% (continued)
Calix, Inc.*	28,373	$297,349
Callidus Software, Inc.*	58,078	349,049
Cardtronics, Inc.*	12,360	352,631
Computer Task Group, Inc.	11,964	267,037
GSI Technology, Inc.*	36,943	206,881
Guidance Software, Inc.*	23,546	217,094
Interactive Intelligence Group, Inc.*	6,980	350,396
Meru Networks, Inc.*	46,516	190,716
Mindspeed Technologies, Inc.*	53,686	174,480
Park City Group, Inc.*	20,916	112,946
PDF Solutions, Inc.*	9,092	166,656
PROS Holdings, Inc.*	11,507	332,898
Synaptics, Inc.*	5,949	245,456
United Online, Inc.	38,378	261,354
USA Technologies, Inc.*	108,679	198,883
WebMD Health Corp.*	8,986	265,267
Yelp, Inc.*,1	10,187	303,674
Total Information Technology		5,444,914
Materials - 2.7%
Globe Specialty Metals, Inc.	13,624	167,167
Headwaters, Inc.*	25,915	274,958
US Concrete, Inc.*	15,888	255,002
Total Materials		697,127
Telecommunication Services - 0.9%
inContact, Inc.*	32,735	237,656
Total Common Stocks (cost $18,886,727)		25,740,822

	Principal	Value
Short-Term Investments - 6.8%
Repurchase Agreements - 5.0%[2]
Citigroup Global Markets, Inc., dated 05/31/13, due 06/03/13, 0.050%, total to be received $279,353 (secured by various U.S. Government Agency Obligations, 0.000% -9.125%, 06/27/13 - 05/15/43, totaling $284,939)	$279,352	$279,352
Daiwa Capital Markets, dated 05/31/13,due 06/03/13, 0.120%, total to be received $1,000,010 (secured by various U.S. Government Agency Obligations, 0.000% - 6.500%, 06/01/17 - 03/01/48, totaling $1,020,102)	1,000,000	1,000,000
Total Repurchase Agreements		1,279,352

	Shares
Other Investment Companies - 1.8%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.07%	468,462	468,462
Total Short-Term Investments (cost $1,747,814)		1,747,814
Total Investments - 106.4% (cost $20,634,541)		27,488,636
Other Assets, less Liabilities - (6.4)%		(1,643,943)
Net Assets - 100.0%		$25,844,693

The accompanying notes are an integral part of these financial statements.

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $21,043,241 for Federal income tax purposes at May 31, 2013, the aggregate gross unrealized appreciation and depreciation were $7,432,708 and $987,313, respectively, resulting in net unrealized appreciation of investments of $6,445,395.

*	Non-income producing security.
[1]	Some or all of these shares, amounting to a market value of $1,225,040, or 4.7% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these short-term investments.
[3]	Yield shown represents the May 31, 2013, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of May 31, 2013: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Essex Small/Micro Cap Growth Fund
Investments in Securities
Common Stocks†	$25,740,822	—	—	$25,740,822
Short-Term Investments
Repurchase Agreements	—	$1,279,352	—	1,279,352
Other Investment Companies	468,462	—	—	468,462

Total Investments in Securities	$26,209,284	$1,279,352	—	$27,488,636

†	All common stocks held in the Fund are level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of May 31, 2013, the Fund had no transfers between levels from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

May 31, 2013

Assets:
Investments at value* (including securities on loan valued at $1,225,040)	$27,488,636
Dividends, interest and other receivables	14,805
Receivable for Fund shares sold	6
Prepaid expenses	7,572
Total assets	27,511,019
Liabilities:
Payable upon return of securities loaned	1,279,352
Payable for investments purchased	244,674
Payable for Fund shares repurchased	70,173
Payable to affiliate	722
Accrued expenses:
Investment advisory and management fees	21,578
Distribution fees - Investor Class	5,394
Trustees fees and expenses	518
Other	43,915
Total liabilities	1,666,326

Net Assets	$25,844,693
Net Assets Represent:
Paid-in capital	$17,631,246
Undistributed net investment loss	(124,352)
Accumulated net realized gain from investments	1,483,704
Net unrealized appreciation of investments	6,854,095
Net Assets	$25,844,693	[1]
Shares outstanding	1,103,588	[1]
Net asset value, offering and redemption price per share	$23.42	[1]
* Investments at cost	$20,634,541

[1]	Effective December 1, 2012, all Class A shares were renamed Investor Class shares and Class C shares converted to Investor Class shares.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended May 31, 2013

Investment Income:
Dividend income	$289,457 [1]
Securities lending income	91,743
Foreign withholding tax	(1,239)
Total investment income	379,961
Expenses:
Investment advisory and management fees	517,674
Distribution fees - Investor Class	127,912
Distribution fees - Class C	6,026
Registration fees	39,919
Professional fees	26,631
Transfer agent	25,266
Custodian	24,652
Extraordinary expense	4,565
Reports to shareholders	4,247
Trustees fees and expenses	743
Miscellaneous	5,650
Total expenses before offsets	783,285
Expense reimbursements	(16,592)
Expense repayments	11,464
Net expenses	778,157

Net investment loss	(398,196)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	14,884,662
Net change in unrealized appreciation (depreciation) of investments	(1,674,265)
Net realized and unrealized gain	13,210,397

Net increase in net assets resulting from operations	$12,812,201

1	Includes non-recurring dividends of $61,391.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal year ended May 31,

	2013	2012
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(398,196)	$(1,292,444)
Net realized gain on investments	14,884,662	11,787,262
Net change in unrealized appreciation (depreciation) of investments	(1,674,265)	(35,767,749)
Net increase (decrease) in net assets resulting from operations	12,812,201	(25,272,931)
Capital Share Transactions:
Investor Class:
Proceeds from sale of shares[1]	6,787,187	17,202,743
Cost of shares repurchased	(70,708,906)	(85,084,021)
Net decrease from capital share transactions - Investor Class	(63,921,719)[2]	(67,881,278)
Class C:
Proceeds from sale of shares	1,772	237,289
Cost of shares repurchased	(1,319,445)	(669,114)
Net decrease from capital share transactions - Class C	(1,317,673)[3]	(431,825)

Total decrease in net assets	(52,427,191)	(93,586,034)
Net Assets:
Beginning of year	78,271,884	171,857,918
End of year	$25,844,693	$78,271,884
End of year undistributed net investment loss	$(124,352)	$(459,259)

Share Transactions:
Investor Class:
Sale of shares[1]	356,465	945,599
Shares repurchased	(3,600,281)	(4,699,384)
Net decrease - Investor Class	(3,243,816)[2]	(3,753,785)
Class C:
Sale of shares	98	13,370
Shares repurchased	(73,608)	(37,802)
Net decrease - Class C	(73,510)[3]	(24,432)

[1]	For the fiscal year ended May 31, 2013, 60,149 shares and $1,139,712 are included due to the conversion of Class C shares into Investor Class.
[2]	Effective December 1, 2012, all Class A shares were renamed Investor Class shares.
[3]	Effective December 1, 2012, all Class C shares converted to Investor Class shares.

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended May 31,
Investor Class	2013*	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$17.72	$20.97	$15.28	$12.17	$19.92
Income from Investment Operations:
Net investment loss[1]	(0.15)[4]	(0.19)	(0.17)	(0.16)	(0.15)
Net realized and unrealized gain (loss) on investments[1]	5.85	(3.06)	5.86	3.27	(7.60)
Total from investment operations	5.70	(3.25)	5.69	3.11	(7.75)
Net Asset Value, End of Year	$23.42	$17.72	$20.97	$15.28	$12.17
Total Return[2]	32.17%	(15.50)%	37.24%[5]	25.55%[5]	(38.91)%[5]
Ratio of net expenses to average net assets (with offsets/reductions)	1.50%[6]	1.45%	1.40%	1.43%	1.49%
Ratio of expenses to average net assets (with offsets)	1.50%[6]	1.45%	1.40%	1.43%	1.49%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.51%[6]	1.45%	1.40%	1.43%	1.49%
Ratio of net investment loss to average net assets[2]	(0.76)%[6]	(1.05)%	(0.99)%	(1.09)%	(1.11)%
Portfolio turnover	77%	74%	88%	101%	67%
Net assets at end of year (000’s omitted)	$25,845	$77,030	$169,885	$160,830	$165,444

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

*	Effective December 1, 2012, all Class A shares were renamed Investor Class shares and Class C shares converted to Investor Class shares.

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[3]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)

[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.17).

[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

[6]	Includes non-routine extraordinary expenses amounting to 0.009% of average net assets.

Notes to Financial Statements

May 31, 2013

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Essex Small/Micro Cap Growth Fund (the “Fund”).

Effective December 1, 2012, Class A shares of the Fund were renamed Investor Class shares. On November 30, 2012 at the close of business, all outstanding Class C shares of the Fund were automatically converted to a number of full and/or fractional Investor Class shares equal in value to the Class C shares of the Fund.

As of October 2, 2012, the management team of Essex Investment Management Company, LLC (“Essex”), the subadvisor to the Fund, acquired 100% of the ownership of Essex from Affiliated Managers Group, Inc. (“AMG”). As a result, AMG and Managers Investment Group LLC, a subsidiary of AMG and the investment manager to the Fund, are no longer affiliated with Essex.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment;

(ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Fund may use the fair value of a portfolio investment to calculate its Net Asset Value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the

15

Notes to Financial Statements (continued)

circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the fiscal year ended May 31, 2013, the custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 1% above the Federal Funds rate on the day of the overdraft. Prior to January 1, 2013 the rate was 2% above the effective Federal Funds rate. For the fiscal year ended May 31, 2013, overdraft fees for the Fund equaled $3,859.

The Trust has filed a proxy statement with the SEC for a shareholder meeting at which shareholders will be asked to approve a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy statement are being treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. The most common differences are due to differing treatments for losses deferred due to wash sales. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

As of May 31, 2013, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	$1,892,404
Post-October loss deferral	(124,352)

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on Federal income tax returns as of May 31, 2013, and for all open tax years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible

16

Notes to Financial Statements (continued)

that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f.	Capital Loss Carryovers and Deferrals

As of May 31, 2013, the Fund had no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

For the fiscal year ended May 31, 2013, the Fund utilized capital loss carryovers in the amount of:

Capital Loss Carryover Amount
Short-Term	Long-Term
$7,346,551	—

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At May 31, 2013, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Fund as follows: one owns 13%. Transactions by these shareholders may have a material impact on the Fund.

h.	Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At May 31, 2013, the market value of repurchase agreements outstanding for the Fund were $1,279,352.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies.

The Fund’s investment portfolio is managed by Essex. AMG indirectly owned a majority interest in Essex until October 1, 2012, when AMG sold its entire ownership interest in Essex to the management team at Essex.

The Board of Trustees of the Trust approved, on behalf of the Fund, the continuation of Essex as the subadvisor to the Fund and approved an interim subadvisory agreement, effective October 2, 2012 (the “Interim Subadvisory Agreement”), until shareholder approval of a new subadvisory agreement (the “New Subadvisory Agreement”). The terms of the Interim Subadvisory Agreement were substantially similar to the provisions of the previous subadvisory agreement and the terms of the New Subadvisory Agreement are also substantially similar to the provisions of the previous subadvisory agreement.

At a meeting of the shareholders on February 12, 2013, the shareholders approved the New Subadvisory Agreement.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended May 31, 2013, the annual investment management fee rate, as a percentage of average daily net assets, was 1.00%.

The Investment Manager has contractually agreed, through at least October 1, 2014, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 1.49% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed the Fund’s expense cap.

17

Notes to Financial Statements (continued)

For the fiscal year ended May 31, 2013, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 05/31/12	—
Additional Reimbursements	$16,592
Repayments	(11,464)
Expired Reimbursements	—

Reimbursement Available - 05/31/13	$5,128

The aggregate annual retainer paid to each Independent Trustee of the Board is $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $25,000 per year. The Chairman of the Audit Committee receives an additional payment of $10,000 per year. The Trustees’ fees and expenses are allocated among all of the funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to January 1, 2013, the annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class shares and 1.00% annually through November 30, 2012 for Class C shares.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended May 31, 2013, the Fund borrowed varying amounts not exceeding $3,926,347, for 13 days, paying interest of $1,857. The interest paid is included in the Statement of Operations as miscellaneous expense. For the same period, the Fund did not lend to any other Managers Funds. At May 31, 2013, the Fund had no loans outstanding.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended May 31, 2013, were $38,764,259 and $105,137,649, respectively. There were no purchases and sales of U.S. Government obligations for the Fund.

4.	Portfolio Securities Loaned

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Until December 31, 2012, collateral received in the form of cash was invested temporarily in the BNY Mellon Overnight Government Fund. Effective January 1, 2013, cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that

18

Notes to Financial Statements (continued)

have not yet occurred. However, the Fund has had no prior claims or losses and expects the risk of loss to be remote.

6.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011- 11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Funds’ financial statements and disclosures.

In June 2013, the FASB issued ASU No. 2013-08 which provides guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes there to and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of ASU 2013-08 on the Funds’ financial statements and disclosures.

7.	Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

Proxy Result Information(unaudited)

At the Special Meeting of Shareholders held on February 12, 2013, the following votes were recorded. The proposal, which shareholders were asked to vote on, is explained in further detail in the proxy statement dated December 3, 2012.

Proposal 1-To approve a new subadvisory agreement between the Investment Manager and Essex Investment Management Company, LLC with respect to the Fund. The results are as follow:

	No. of Shares	% of Oustanding Shares	% of Shares Voted
Proposal 1
Affirmative	1,341,563	48.98%	95.37%
Against	27,597	1.01%	1.96%
Abstain	37,618	1.37%	2.67%

Totals	1,406,778	51.36%	100.00%

Pursuant to the Securities and Exchange Act of 1940, such total votes on the proposal represented a quorum of the outstanding shares of the Fund.

Tax Information(unaudited)

Essex Small/Micro Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2012/2013 Form 1099-DIV you will receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Essex Small/ Micro Cap Growth Fund hereby designates $1,892,404, as a capital gain distribution with respect to the taxable fiscal year ended May 31, 2013, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and Shareholders of the Essex Small/Micro Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Essex Small/Micro Cap Growth Fund, one of the series constituting Managers AMG Funds, (the “Fund”) at May 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 23, 2013

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 37 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 37 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 37 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (38 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 37 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. and because of his service as President of the Trust. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 37 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/26/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Essex Investment Management Co., LLC

125 High Street, 29th Floor

Boston, MA 02110

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION CADENCE MID-CAP CADENCE EMERGING COMPANIES Cadence Capital Management, LLC	SKYLINE SPECIAL EQUITIES PORTFOLIO Skyline Asset Management, L.P.	CHICAGO EQUITY PARTNERS BALANCED Chicago Equity Partners, LLC
ALTERNATIVE FUNDS
SPECIAL EQUITY
ESSEX SMALL/MICRO CAP GROWTH	Ranger Investment Management, L.P.	FQ GLOBAL ALTERNATIVES
Essex Investment Management Co., LLC	Lord, Abbett & Co. LLC	FQ GLOBAL ESSENTIALS
	Smith Asset Management Group, L.P.	First Quadrant, L.P.
FQ TAX-MANAGED U.S. EQUITY	Federated MDTA LLC
FQ U.S. EQUITY		INCOME FUNDS

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

CenterSquare Investment Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL SMALL CAP FUND

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN FUND

YACKTMAN FOCUSED FUND

Yacktman Asset Management L.P.

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co.
LLC

CALIFORNIA INTERMEDIATE
TAX-FREE

Miller Tabak Asset Management LLC

GW&K FIXED INCOME FUND

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED
YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management
LLC

INTERMEDIATE DURATION
GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2013	Fiscal 2012
Essex Small/Micro Cap Growth Fund	$15,385	$23,453

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2013	Fiscal 2012
Essex Small/Micro Cap Growth Fund	$7,000	$7,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2013 and $0 for fiscal 2012, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2012 and 2011 for non-audit services rendered to the Funds and Fund Service Providers were $80,000 and $79,500, respectively. For the fiscal year ended February 28, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 28, 2012, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $65,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	August 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	August 1, 2013

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	August 1, 2013